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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Team, Inc. (the Company) on Form 10-K for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ted W. Owen, Senior Vice President -- Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          --------------------------------------
                                                       Ted W. Owen
                                                 Senior Vice President --
                                                Finance and Administration

August 26, 2003